Exhibit 10.1
Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

SUBLEASE AGREEMENT
This Sublease Agreement (this “Sublease”) is made effective as of August 7, 2023 (the “Effective Date”), by and between GOTO GROUP, INC., a Delaware corporation (as successor-in-interest to LogMeIn, Inc.) (“Sublandlord”), and TOAST, INC. a Delaware corporation (“Subtenant”). Sublandlord agrees to sublease to Subtenant, and Subtenant agrees to sublease from Sublandlord, a portion of the Master Premises (defined below) comprising approximately 101,735 total rentable square feet as follows: approximately 15,339 rentable square feet of space on the Fourth (4th) Floor (“Fourth Floor Premises”), approximately 15,339 rentable square feet of space on the Third (3rd) Floor (“Third Floor Premises”), approximately 15,339 rentable square feet of space on the Second (2nd) Floor (“Second Floor Premises”), approximately 14,713 rentable square feet of space on the First (1st) Floor (“First Floor Premises”), approximately 11,198 rentable square feet of space on the Mezzanine (“Mezzanine Premises”), approximately 15,127 rentable square feet of space on the Ground Floor (“Ground Floor Premises”), and approximately 14,680 rentable square feet of space on the Lower Level (“Lower Level Premises”) (collectively, the “Subleased Premises”) in the building commonly known as and located at 327-337 Summer Street, Boston, Massachusetts (the “Building”), as such Subleased Premises as more particularly depicted on Exhibit A-1 attached hereto. By way of clarification, the Ground Floor Premises is referred to in the Master Lease as the “basement premises.” The First Floor Premises includes approximately 255 rentable square feet of shared space as highlighted in yellow on Exhibit A-2 attached hereto (“Shared Space”). Sublandlord reserves the right to access the Shared Space solely to access the elevator bank serving the Retained Premises (as hereinafter defined) from the 5th Floor Entrance (as hereinafter defined).
1.    Master Lease and Other Agreements.
1.1    Subordinate to Master Lease. This Sublease is subject and subordinate to all of the terms and conditions of that Lease dated December 19, 2014 (the “Master Lease”), by and between ASB Summer Street Venture, LLC (successor in interest to DWF III Synergy, LLC), a Delaware limited liability company (“Master Landlord”), as “Landlord” and Sublandlord, as “Tenant”, whereby Sublandlord leases from Master Landlord approximately 117,801 rentable square feet of space in the Building (the “Master Premises”). The portion of the Master Premises not included in the Subleased Premises consists of approximately 15,339 rentable square feet on the fifth (5th) floor of the Building, and approximately 692 rentable square feet on the first (1st) floor of the Building as shown on Exhibit A-2 attached hereto, and shall be referred to herein as the “Retained Premises”. As used herein, “Subtenant’s Share” means 86.36%. Unless otherwise defined herein, all capitalized terms used herein shall have the same meanings as given them in the Master Lease. A partially redacted copy of the Master Lease is attached hereto as Exhibit B and incorporated herein by this reference. Subject to the terms of the Master Landlord Consent (as hereinafter defined), Subtenant shall not commit any act or omission which would violate any term or condition of the Master Lease. Subtenant shall neither do nor permit anything to be done by any of the Subtenant Parties (as hereinafter defined) which would cause the Master Lease to be terminated or forfeited by reason of any right of termination or forfeiture reserved or vested in Master Landlord under the Master Lease, and, subject to the limitations set forth in this Sublease, Subtenant shall indemnify, defend and hold Sublandlord harmless from and against all claims, losses, damages, liabilities, judgments, costs, demands, penalties, and expenses of any kind whatsoever, including, without limitation, attorneys’ fees, consultants’ fees and costs and court costs (collectively, “Claims”) by reason of any failure on the part of Subtenant to perform any of the obligations of Tenant under the Master Lease which Subtenant has become expressly obligated under this Sublease to perform, and such indemnity, defense and hold harmless shall survive the expiration or sooner termination of this Sublease.
1.2    Subtenant Assumption of Obligations. With respect to the Subleased Premises only, Subtenant covenants and agrees to assume, perform and observe all the terms, covenants and conditions required to be performed by Sublandlord, as tenant under the Master Lease, except to the extent such terms, covenants and conditions conflict with the terms of this Sublease and specifically excluding (1) the obligations to pay the Base Rent, Additional Rent and utility charges due under the Master Lease, other than as set forth in Section 3.4 below, (2) the repair and maintenance obligations under Section 8.1 of the Master Lease with respect to the utility, HVAC and Building systems serving the Subleased Premises, except for any such systems installed by Subtenant or any Subtenant Parties on or after the Early Access Date, (3) Tenant’s obligations under the seventh (7th) sentence of Section 5.2(a) of the Master Lease or under Section 8.1(b) of the Master Lease, and (4) any and all Excluded Lease Terms and any redacted terms or provisions in the Master Lease. Without limitation of the foregoing, Subtenant shall not be responsible for (and does not assume the Master Lease obligations with respect to) (i) any default of Sublandlord or any of Sublandlord’s affiliates or any of their respective agents, property managers, managers, officers, employees, subtenants, licensees, contractors or invitees (collectively, the “Sublandlord Parties”) under the Master Lease unless attributable to a default under this Sublease or the Master Lease by Subtenant, its agents, employees, contractors, managers, officers, invitees, subtenants or assigns (the “Subtenant Parties”), (ii) conditions at the Subleased Premises for which the obligation to maintain and repair resides with Sublandlord or Master Landlord under the Master Lease or which existed as of the Commencement Date, excepting only if such maintenance or repair was necessitated by any act of Subtenant or any Subtenant Parties prior to the Commencement Date, (iii) any violations of law resulting from the conditions described by subclause (ii) above, (iv) the removal of any Roof Equipment installed by or on behalf of Sublandlord on the Reserved Roof Area or the removal of Alterations (including Specialty Alterations, Permitted Alterations and Cable) existing in the Subleased Premises as of the Commencement Date of this Sublease (or, with respect to any portion of the Retained Premises that becomes part of the Subleased Premises, as of the commencement date of this Sublease as to the applicable Retained Premises) and the restoration of any damage resulting from such removal, provided, however, Subtenant shall be responsible for the removal of any Alterations (including any Permitted Alterations) and Cable that Subtenant or any Subtenant Party installs on or after the Early Access Date if and to the extent such removal is required by Master Landlord, (v) any Hazardous Materials existing in or on the Premises, the Building or the Property as of the Commencement Date, including, without limitation, the existing conditions disclosed in the Master Lease and the asbestos-containing-materials located in the non-operational boiler in the basement of the Premises, unless exacerbated by Subtenant or any Subtenant Parties or used, spilled, stored or released by Subtenant or any Subtenant Parties prior to the Commencement Date, (vi) the payment of any charges, fees and other costs imposed by Master Landlord on Sublandlord as a result of Sublandlord’s default under the Master Lease except if caused by a default by Subtenant under this Sublease, and (vii) making payment of any sums either to Master Landlord or Sublandlord in satisfaction of any charges accruing under the Master Lease (whether denominated as rent, rental, additional rent or otherwise) for any period prior or subsequent to the Term of this Sublease except, with respect to periods subsequent to the Term of this Sublease or during the Early Access Period, to the extent such charge arises from the act or omission any of the Subtenant Parties (including, without limitation any holdover by Subtenant or any Subtenant Parties.

In the event of the termination of the Master Lease and, if applicable, subject to the Master Landlord Consent and the Recognition Agreement (as hereinafter defined), this Sublease shall terminate automatically upon such termination without any liability owed to Subtenant by Master Landlord, or by Sublandlord unless the termination is due to Sublandlord’s breach of the Master Lease and not due to Subtenant’s breach of this Sublease. Subtenant represents and warrants to Sublandlord that it has read and is familiar with the terms of the Master Lease exclusive of any redacted provisions thereof.
1.3    Sublandlord Continuing Obligations.
Sublandlord shall duly observe and perform all of the terms and conditions of the Master Lease that are required to be performed or observed by Sublandlord as the tenant thereunder and are not required to be performed or observed by Subtenant under this Sublease. Except with respect to a termination of the Master Lease by Sublandlord resulting from the exercise of a right to terminate the Master Lease expressly provided in the Master Lease and provided and so long as this Sublease is in full force and effect and has not been terminated, Sublandlord shall not, without Subtenant’s prior written consent in Subtenant’s sole discretion, (1) do or permit any of the Sublandlord Parties to do anything which would cause the Master Lease to be cancelled, terminated or surrendered unless Master Landlord has entered into the Recognition Agreement, or (2) amend the Master Lease in any way which is inconsistent with or would have an adverse effect (by more than a de minimis extent) on Subtenant’s rights under this Sublease, the Master Landlord Consent or, if applicable, the Recognition Agreement, or (3) voluntarily agree to terminate the Master Lease without Subtenant’s prior written consent (except in connection with any casualty or condemnation), or (4) except for the transfers expressly permitted without Master Landlord’s consent pursuant to Section 7.7 of the Master Lease, assign its interest in the Master Lease, or sublet, license or permit occupancy of the Retained Premises without first complying with Sublandlord’s obligations under Section 11 of this Sublease. Sublandlord shall deliver to Subtenant copies of all executed amendments to the Master Lease, which copies may be redacted so as to remove from view any confidential financial terms only. Sublandlord shall indemnify Subtenant for, and shall hold it harmless from and defend Subtenant against, any and all Claims (excluding consequential damages) arising by reason of (x) the failure of any representation or warranty of Sublandlord set forth in this Sublease to be true, correct or complete in any material respect when made, (y) any termination of the Master Lease resulting from the breach of the Master Lease by Sublandlord except to the extent such failure is caused by the default, acts, fault, or negligence of Subtenant or any of the Subtenant Parties, or (z) subject to the waiver of claims and subrogation in the Master Lease (and incorporated by reference into this Sublease), Sublandlord’s failure to perform its obligations under this Sublease or under the Master Lease beyond any applicable notice and cure period except to the extent such failure is caused by the default, acts, fault, or negligence of Subtenant or any of the Subtenant Parties.
1.4    Incorporation of Master Lease Provisions.
(a)     All of the terms and conditions contained in the Master Lease as they may apply to the Subleased Premises are incorporated herein and shall be terms and conditions of this Sublease, except to the extent that the same are reasonably applicable only to the original parties to, or the landlord and tenant under, the Master Lease, or are inconsistent with or modified by the agreements and understandings expressed in this Sublease, and specifically excluding the following provisions of the Master Lease which are not incorporated herein (the “Excluded Lease Terms”): Sections 1.2 (except for the definitions of “Building”, “Lot”, “Permitted Use”,

“Business Days” and “Business Hours”), 3.1, 3.2, 3.3, 4.1 (except 4.1(d), (e) and (f)), 4.2 (except 4.2(c)), 4.3, the second sentence of Section 6.1(a) (except that Subtenant shall have exclusive use of the patio constructed by Sublandlord pursuant to Section 6.1 of the Master Lease), the parenthetical in subclause (d) of Section 7.3, the second paragraph of Section 7.7, 8.1, 9.7, 17.9, 17.15, 17.22, 17.28 and 18.1; and Exhibit FP Premises, Exhibit Work Letter (except for Attachment I which shall be incorporated herein), Exhibit SNDA, and Exhibit L/C. For purposes of such incorporation, each reference therein to “Landlord”, “Tenant”, “Premises”, “Commencement Date” and “Lease” shall be deemed to refer to Sublandlord, Subtenant, Subleased Premises, the Commencement Date of this Sublease and Sublease, respectively, as appropriate.
(b)    However, in the following provisions that are incorporated herein, the reference to Landlord shall mean Master Landlord only: Sections 5.2(a) (the fifth, sixth and seventh sentences only), 5.2(c) (the last sentence), 5.7 (the first and third sentences), 6.1(b)(iv), 8.2, 9.1 (the first sentence), 9.4 (the last sentence), 9.5(2), 11.6, 12.1, 12.2, 12.3, 12.4, 13.1, 13.2, 13.3, 16.1(b) and 17.31.
(c)    In addition, in the following provisions that are incorporated herein, the reference to Landlord shall mean both Master Landlord and Sublandlord: Section 9.5(3), 5.6, 5.7 (except the first and third sentences), 6.1 (provided that Sublandlord’s consent shall at all times be conditioned upon obtaining Master Landlord’s consent), 10.1, 10.2, 10.3, 14.2, 15.1, 17.17(c) and 17.18. To the extent reasonably possible, the provisions of the Master Lease incorporated by reference into this Sublease shall be construed as consistent with and complementary to the other provisions of this Sublease, but in the event of any inconsistency, said other provisions of this Sublease (i.e., those not incorporated by reference from the Master Lease) shall control as between Sublandlord and Subtenant.
(d)    Notwithstanding the incorporation of Section 16.1 of the Master Lease, Sublandlord and Master Landlord will not have any obligation to obtain an SNDA in favor of Subtenant provided Sublandlord will use commercially reasonable efforts to deliver to Subtenant an executed SNDA in favor of Sublandlord from the current and any future mortgagees and ground lessors which SNDA consents to this Sublease and the mortgagee or ground lessor, as applicable, agrees to be bound by the Master Landlord Consent and the Recognition Agreement in the event of any succession to the interest of Master Landlord in the Building. Provided that it will not cause a default under the Master Lease, Sublandlord covenants and agrees that Sublandlord shall not agree to any future SNDA with any future mortgagee of Master Landlord that is inconsistent with the SNDA executed by the current mortgagee in connection with the Sublease which agrees to be bound by the Master Landlord Consent and Recognition Agreement.
(e)    Notwithstanding the incorporation of Section 17.17 of the Master Lease, Subtenant shall not modify, alter, disturb or remove any existing Roof Equipment or related wiring, conduits or equipment unless Subtenant subleases the entire Retained Premises, and Subtenant shall be responsible for any costs (including those costs included in Operating Costs) charged by Master Landlord to relocate or remove any of Subtenant’s roof equipment.
(f)    If, during the Term, Sublandlord receives an abatement of rent under any of the provisions of the Master Lease applicable to the Subleased Premises, then Subtenant shall receive a parallel right of Rent abatement hereunder. All of the incorporated terms of the Master

Lease as referenced and qualified above along with all of the terms and conditions set forth in this document shall constitute the complete terms and conditions of this Sublease.
1.5    Obligations of Sublandlord. To the extent that they apply to the Subleased Premises and as long as this Sublease is in full force and effect, Subtenant shall be entitled, with respect to the Subleased Premises, to the benefit of Master Landlord’s obligations and agreements under the Master Lease to furnish utilities and other services to the Subleased Premises. Notwithstanding anything herein to the contrary, the only services or rights to which Subtenant is entitled hereunder are those to which Sublandlord is entitled under the Master Lease and the Sublandlord’s Sublease Obligations (as hereinafter defined), and for all such services and rights other than the Sublandlord’s Sublease Obligations, Subtenant shall look solely to the Master Landlord under the Master Lease, and the obligations of Sublandlord hereunder shall be limited to using its commercially reasonable good faith efforts to obtain the performance by Master Landlord of its obligations under the Master Lease, provided Subtenant shall reimburse Sublandlord for its pro rata share of all reasonable costs incurred by Sublandlord in such efforts. Provided that Subtenant is not in default hereunder beyond any applicable notice and cure period, then, if after receipt of Subtenant’s request for services to which Subtenant is entitled hereunder and Master Landlord’s failure to provide such services following any applicable notice and cure period under the Master Lease, which default affects the Subleased Premises, Sublandlord shall, upon written notification to Subtenant, commence a proceeding or other action to enforce the obligations of Master Landlord insofar as such obligations relate to the Subleased Premises with legal counsel reasonably acceptable to Subtenant, in which case Subtenant shall reimburse Sublandlord for Subtenant’s pro rata share of the reasonable costs and expenses incurred therewith. Sublandlord has no obligation to perform any obligation of Master Landlord under the Master Lease. Sublandlord shall have no liability to Subtenant or any other person for damage of any nature whatsoever as a result of the failure of Master Landlord to perform said obligations unless due to a default of Sublandlord under the Master Lease that is not due to a default by Subtenant hereunder. With respect to any obligation of Subtenant to be performed under this Sublease, when the Master Lease grants Sublandlord a specific number of days to perform its obligations thereunder, Subtenant shall have [***] fewer Business Day to perform. With respect to approval required to be obtained by “Landlord” under the Master Lease, such consent must be obtained from Master Landlord and Sublandlord and the approval of Sublandlord may be withheld if Master Landlord’s approval is not obtained.
During the Term of this Sublease, Sublandlord shall, at Sublandlord’s expense, to the extent required of “Tenant” under the Master Lease, (i) perform Sublandlord’s obligations under the Master Lease to repair and maintain the utility and Building Systems (including, without limitation, the HVAC systems, elevators, electrical, plumbing, life/safety systems, generators and fire pump systems) serving the Master Premises (including the Subleased Premises) in good working order, condition and repair, in keeping with similarly-aged renovated historic office buildings located in the Fort Point Channel district of Boston, and in compliance all applicable laws (including the ADA) (only to the extent Sublandlord is responsible for such compliance with laws under the Master Lease, and provided such compliance is not triggered by any Subtenant Alterations or Subtenant’s specific use of the Subleased Premises as opposed to general office use), reasonable wear and tear and damage by casualty, as a result of condemnation only excepted; (ii) maintain maintenance contracts on the HVAC systems, elevators, life/safety systems, generators and fire pump systems serving the Building; (iii) provide HVAC service to the Subleased Premises and the Common Areas (as hereinafter defined) 24 hours per day, 7 days per week (subject to applicable laws, regulations, codes and ordinances) in accordance with the specifications set forth on Exhibit I attached hereto; (iv) provide janitorial service to the Subleased Premises on Business Days (excluding federal and state holidays) in accordance with the specifications set forth on Exhibit F attached hereto; (v) provide electrical service to the Subleased Premises and the Common Areas of not less than 4 watts per rentable square foot of the Subleased Premises; (vi) provide water and sewer service to the Subleased Premises and the Common Areas consistent with such service provided to the Premises as of the date of this Sublease; (vii) gas service to the Subleased Premises and the Common Areas consistent with such service provided to the Premises as of the date of this Sublease; (viii) snow and ice removal and landscaping services consistent with such services provided at office buildings located in the Fort Point Channel district of Boston; and (ix) professional, third party property management service for the Building consistent with such services provided at office buildings located in the Fort Point Channel district of Boston utilizing LPC Commercial Services, Inc. or another major national property management company (collectively, the “Sublandlord’s Sublease Obligations”. Subtenant shall have the same abatement rights set forth in Section 9.8 for any failure of Sublandlord to perform the Sublandlord’s Sublease Obligations.
1.6    Server Room and Access. Sublandlord shall designate not more than ten (10) employees of Sublandlord (the “Approved Server Room Employees”) who will have an access card provided by Subtenant to and be permitted access to the server room in the Lower Level Premises (the “Server Room”) via the Subtenant Elevator. Sublandlord and Subtenant will cooperate to provide a schedule of door readers that will accept swipes of such access cards. The Approved Server Room Employees may have access to and non-exclusive use of the Server Room solely to service, maintain, install, operate and remove equipment of Sublandlord located in the Server Room and use of the entryways, stairwells, elevators, plenums, risers, hallways in the Lower Level Premises necessary to access and use the Server Room for the purposes permitted hereunder. During normal business hours, Approved Server Room Employees shall check in with Subtenant’s lobby desk prior accessing the Server Room. Outside of normal business hours, Sublandlord shall notify Subtenant via email at [***] prior to any entry to the Server Room. Notwithstanding the foregoing, Sublandlord may access the Server Room at any time without prior notice (but with same day notice to Subtenant via email at [***]) in the event of an emergency. Sublandlord shall, prior to the Commencement Date and at Sublandlord’s expense, install a demising cage or other demising partitions reasonably acceptable to Subtenant in the Server Room in the locations shown on Exhibit H attached hereto to separately demise Sublandlord’s existing equipment from the remainder of the Server Room housing Subtenant’s equipment. From and after demising the Server Room, Sublandlord shall not expand Sublandlord’s area in the Server Room. Subtenant shall have the right to install demising installations and security in the Server Room for Subtenant’s equipment so long as such installations do not interfere with or reduce Sublandlord’s originally demised portion of the Server Room. Subject to Section 6 below, Sublandlord shall indemnify Subtenant for, and shall hold it harmless from and defend Subtenant against, any and all Claims for personal injury or property damage arising from the wrongful acts, negligence or willful misconduct of Sublandlord or any of the Sublandlord Parties in connection with Sublandlord’s exercise of its rights under this Section 1.6. Subject to Section 6 below, Subtenant shall indemnify Sublandlord for, and shall hold it harmless from and defend Sublandlord against, any and all Claims for personal injury or property damage arising from the acts, omissions, fault, negligence willful misconduct of Subtenant or any of the Subtenant Parties in connection with Subtenant’s exercise of its rights under this Section 1.6. If Subtenant subleases the entire Retained Premises, this Section 1.6 shall terminate and Sublandlord shall remove all of Sublandlord’s equipment from the Server Room and all related cabling and wiring in the Building (including in shafts and conduits) prior to the commencement date of Subtenant’s sublease of the Retained Premises.
1.7    Exclusive Entrance and Reception Desk. During the Term, Sublandlord hereby grants to Subtenant and Subtenant Parties the exclusive right to access the Building and the Subleased Premises through the Summer Street main entrance (the “Summer Street Entrance”) for access to, egress from and the use of the Subleased Premises and Sublandlord’s employees shall not and Sublandlord shall not permit any other party (other than Subtenant or Subtenant Parties) to have access to the Building through the Summer Street Entrance, except that Sublandlord expressly reserves the right of access to and use of the Summer Street Entrance by (i) Sublandlord and its agents, employees, contractors, and consultants to perform Sublandlord’s obligations under this Sublease but not for purposes of accessing the Retained Premises as a tenant or other occupant, and (ii) any other occupant or visitor in the Building if and to the extent required by law or any governmental authority (e.g., for emergency egress purposes only). Sublandlord agrees that the reception desk in the main lobby shall be exclusive to Subtenant and part of the Subleased Premises and all elevators other than the 5th Floor Elevator shall be exclusive to Subtenant. Sublandlord shall enforce the exclusive access rights of Subtenant under this Section 1.7 against Sublandlord’s agents, employees, contractors, subtenants, licensees and other invitees of Sublandlord and cause all such parties to enter the building through the separate entrance shown on the floor plan for the First Floor Premises attached hereto as Exhibit A (the “5th Floor Entrance”). All mail and other deliveries to Sublandlord and the Retained Premises shall be delivered to the 5th Floor Entrance only. In furtherance thereof, Sublandlord shall install directional signage in and about the other Building entrance to direct all visitors to that entrance to the elevator bank providing access to the Retained Premises.
1.8    Occupancy and Use of the Retained Premises. During the Term of this Sublease, Sublandlord covenants and agrees that the Retained Premises shall be used solely as general office space and shall not be used or occupied (i) for any fitness facility or activities that produce noise or vibrations not standard for a general office user, (ii) as a co-working facility, or (iii) by any entity that is a competitor of Subtenant and identified on Exhibit G attached hereto. During the Term, Subtenant shall have the exclusive right to exercise Sublandlord’s roof rights set forth in the Section 17.17 of the Master Lease.
1.9    Access Control System. Subtenant shall have the right at any time following the Early Access Date to install a new Brivo or comparable access control system for the Summer Street Entrance, the elevator identified as the “Toast Elevator” on Exhibit A-2 attached hereto (the “Subtenant Elevator”) and the basement through the fourth (4th) floor and the roof of the Building (“Subtenant’s Access Control System”). Subtenant may utilize existing infrastructure in Subtenant’s Access Control System, including existing cameras, badge readers, door hardware and cabling. Sublandlord shall remove all network gear and video for Sublandlord’s access control system. All elevators in the Building will require badge access (excepting for egress purposes) and only the 5th Floor elevator shown on Exhibit A-2 attached hereto (the “5th Floor Elevator”) will be programmed by Sublandlord to permit access to the Retained Premises and the 5th Floor Entrance. Subtenant will provide the Approved Server Room Employees with badges that solely permit access to the Server Room upon installation of the access control system. All elevators in the Building will have lock off controls from Subtenant’s Access Control System that prevent access to the Subleased Premises (including the Server Room) and the patio by anyone other than Subtenant’s agents, employees, contractors and invitees and, with respect to the Server Room only, the Approved Server Room Entrants, and Master Landlord per the terms of the Master Lease.
1.10    Entry and Inspection. Sublandlord shall at all reasonable times and with reasonable prior advance notice (which notice may be by email to [***]), except in emergencies, in which event prior notice shall not be required, have the right to enter the Subleased Premises to inspect them, to supply services, to perform Sublandlord’s Sublease Obligations, to make repairs as reasonably deemed necessary by Sublandlord, and, during the last twelve (12) months prior to the expiration of the Sublease Term, to show the Subleased Premises to prospective transferees, all without being deemed to have caused an eviction of Subtenant and without abatement of rent.
1.11    Sublandlord Representations and Warranties. Sublandlord hereby represents and warrants to Subtenant that as of the Effective Date (a) the copy of the Master Lease attached to this Sublease is a complete and accurate copy of the Master Lease (which may be redacted in part), which is in effect and has not been amended, (b) the Master Lease is in full force and effect and to Sublandlord’s actual knowledge there exists no default or state of facts, which, with the giving of notice or passage of time, or both, would constitute a default thereunder on the part of Sublandlord, (c) to the Sublandlord’s actual knowledge, there exists no default or state of facts, which, with the giving of notice or passage of time, or both, would constitute a default under the Master Lease on the part of Master Landlord, (d) to Sublandlord’s knowledge, all rent and other charges due under the Master Lease have been paid as billed or required in the normal course through the date hereof, (e) Sublandlord has not exercised any of the extension options set forth in Section 3.3 of the Master Lease, and (f) the term of the Master Sublease expires on or after the Expiration Date as set forth in this Sublease. As of the Effective Date, Sublandlord further represents that Sublandlord exercised its right under the Master Lease to connect the Building’s elevator and life safety system to the emergency power distribution system under Section 9.6 of the Lease, and Sublandlord has not exercised its right under Section 5.4 of the Master Lease to reallocate the electricity capacity available to the Subleased Premises and shall not exercise such right during the Sublease Term unless Subtenant requests that Sublandlord exercise such right on its behalf and at Subtenant’s cost. Subtenant acknowledges that the Building’s emergency power distribution system does not provide additional or back-up power to the Subleased Premises other than to the elevators and fire/life safety system.
In addition, Sublandlord herby represents and warrants to Subtenant that (i) Sublandlord has not received any written notice that the Subleased Premises is in violation of any applicable law relating to the presence of Hazardous Materials in, on, or about the Subleased Premises, (ii) to Sublandlord’s actual knowledge, no current violation of any Environmental Laws exists with respect to the Subleased Premises, and (iii) neither Sublandlord nor any of the Sublandlord Parties have previously or will introduce any Hazardous Materials in, on, or about the Subleased Premises, other than as expressly permitted under the Master Lease.
2.    Sublease Term.
2.1    Sublease Term. Subject to Section 9 below, the term of this Sublease (the “Sublease Term”) shall commence on the later to occur of (i) the date that is one (1) Business Day following the date Sublandlord delivers possession of the Subleased Premises to Subtenant in the Delivery Condition (as hereinafter defined) and delivers written notice of such delivery to Subtenant (which notice may be by email to [***]), or (ii) January 1, 2024 (the “Commencement

Date”) and shall end on June 30, 2028 (the “Expiration Date”), unless sooner terminated pursuant to any provision of this Sublease or the Master Lease. Notwithstanding the foregoing, if Subtenant commences business in the Subleased Premises during the early access period pursuant to Section 2.2 below, then the Commencement Date shall be deemed to have occurred (but in no event shall such Commencement Date occur prior to [***]). Notwithstanding the foregoing, if, during the Sublease Term, Subtenant subleases the Retained Premises, then the Expiration Date shall be automatically revised to June 29, 2028. Subtenant shall have no option to extend this Sublease and Sublandlord shall have no obligation to Subtenant to exercise any of its options to extend or other options under the Master Lease. Sublandlord shall use reasonable efforts to deliver possession of the Subleased Premises to Subtenant in the Delivery Condition by [***] (the “Target Commencement Date”). In the event Sublandlord is unable to deliver possession of the Subleased Premises on or before the Target Commencement Date, Sublandlord shall not be liable for any damage caused thereby, nor shall this Sublease be void or voidable, nor shall the Sublease Term be extended, but the Term shall not commence and Subtenant shall not be liable for any obligations under this Sublease until the date on which Sublandlord delivers possession of the Subleased Premises to Subtenant in the Delivery Condition except as set forth in Section 2.2. Notwithstanding the foregoing, if as of the date that Sublandlord would otherwise deliver possession of the Subleased Premises to Subtenant as described above, Subtenant has not delivered to Sublandlord (a)  the Letter of Credit pursuant to the provisions of Section 4 below, (b) the prepaid Base Rent pursuant to the provisions of Section 3 below, and (c) evidence of Subtenant’s procurement of all insurance coverage required hereunder (collectively, the “Deliverables”), then Sublandlord will have no obligation to deliver possession of the Subleased Premises to Subtenant until such Deliverables are submitted, but the failure on the part of Sublandlord to so deliver possession of the Subleased Premises to Subtenant in such event will not serve to delay the occurrence of the Commencement Date and the commencement of Subtenant’s obligations under this Sublease. During the Term, Subtenant shall have exclusive use of the Patio constructed by Sublandlord pursuant to the Master Lease.
Sublandlord shall deliver possession of the Subleased Premises to Subtenant vacant, broom clean, free of all Hazardous Materials (exclusive of any pre-existing conditions affecting the Property as of the commencement date of the Master Lease that are Master Landlord’s obligation under the Master Lease to remove or remediate), free and clear of all personal property (exclusive of the FF&E, as hereinafter defined) and branding of Sublandlord in the interior of the Subleased Premises, in compliance with all applicable laws to the extent such compliance is Sublandlord’s obligation under the Master Lease, with all Building systems serving the Subleased Premises in good working order and condition and with the Sublandlord’s Work (as hereinafter defined) substantially completed (the “Delivery Condition”). If the Commencement Date has not occurred by [***] (the “Outside Delivery Date”), Subtenant shall be entitled to a rental credit equal to one (1) day of Base Rent for each day beyond the Outside Delivery Date until the Commencement Date occurs and if the Commencement Date has not occurred by [***] (the “Final Outside Delivery Date”), then Subtenant shall have the right to terminate this Sublease by delivery of written notice of such election to Sublandlord prior to delivery of the Subleased Premises. If Subtenant terminates this Sublease pursuant to this Section 2.1, then Subtenant shall return the Sublandlord Letter of Credit to Sublandlord within [***] of such termination, and Sublandlord shall return the Subtenant Letter of Credit to Subtenant within [***] of such termination. The Outside Delivery Date and Final Outside Delivery Date shall each be extended for any actual delays documented to have been caused by Subtenant or any Subtenant Party and/or any force majeure.

2.2    Early Access. Provided that Master Landlord has consented to this Sublease and that the Deliverables are satisfied, Subtenant shall have early access to Subleased Premises up to [***] prior to the Commencement Date but in all events by not later than [***] (the “Early Access Date”) for the sole purpose of installing furniture, fixtures and equipment (including without limitation telephone and data cabling and equipment) and performing Subtenant’s approved alterations to the Subleased Premises, at no additional charge to Subtenant. Subtenant’s access shall be subject to all the terms and conditions of this Sublease, except the payment of Rent. Sublandlord shall remove all of its property, furniture, trade fixtures and equipment not included in the FF&E being transferred to Subtenant from the Subleased Premises (the “Required Removables”) by not later than the Early Access Date or the Commencement Date will be postponed on a day for day basis until all such Required Removables have been removed from the Premises. Notwithstanding anything in Section 1.2 of this Sublease to the contrary, Subtenant shall be responsible to repair or replace any damage caused to the Subleased Premises by Subtenant or any of the Subtenant Parties during the foregoing Early Access period. Notwithstanding the foregoing, the Deliverables will not include the Subtenant Letter of Credit for purposes of this Section 2.2 until Sublandlord delivers the Sublandlord Letter of Credit or the subsequent amendment thereto.
2.3    Sublandlord’s Work. Sublandlord shall, at Sublandlord’s sole cost and expense, perform the following work to the Building (i) lawfully demise the Subleased Premises from the Retained Premises, including installation of a glass finished enclosure for the internal staircase between the Fifth Floor and the Fourth Floor of the Building and substantially similar to the enclosure depicted on Exhibit E attached hereto, and otherwise using Sublandlord’s building standard materials, (ii) separately submeter or check meter the Subleased Premises for electrical supply, (iii) create and finish a common area lobby and hallway on the ground floor to provide access for Sublandlord and any subtenant or licensee leasing the Retained Premises from the 5th Floor Entrance to the elevator cab providing access to the Retained Premises, (iv) relocate the glass wall and door on the first floor to the other side of the hallway to the approximate location shown on the plan attached hereto as Exhibit A-2, (v) reprogram Sublandlord’s existing access control system to permit access for all badges issued presently or in the future from such system to only the 5th Floor Entrance, the 5th Floor Elevator and the Retained Premises, and (vi) install directional signage directing entrants to the Building from the 5th Floor Entrance to the Retained Premises elevator bank (collectively, the “Sublandlord’s Work”).
3.    Rent.
3.1    Base Rent. Subject to the Base Rent Abatement set forth below, Subtenant shall pay to Sublandlord each month during the Sublease Term, base rent (“Base Rent”) in advance, without notice, offset or deduction (plus any sales, rent, and/or use tax due thereon), on or before the 1st day of each calendar month in accordance with the following schedule:

Period During Term	Monthly Base Rent
January 1, 2024 – [***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***] – June 30, 2028	[***]

*Subject to Section 3.2 below.
Rent for partial months at the commencement or termination of this Sublease shall be prorated based upon the actual number of days of the month involved. Rent shall be paid to the Sublandlord at its business address noted herein, or at any other place Sublandlord may from time to time designate by written notice to Subtenant, including by ACH or electronic funds transfer to Sublandlord’s bank account. Upon Subtenant’s execution hereof, Subtenant shall pay Base Rent for the first full month of the Term for which Base Rent is due.
3.2    Base Rent Abatement. Notwithstanding Section 3.1 above, provided that Subtenant is not in default, monthly Base Rent shall be abated in the amount of $[***] per month (such amount, the “Base Rent Abatement Amount”) for the first three (3) months following the Commencement Date (“Base Rent Abatement Period”). The Base Rent Abatement Amount shall cease if one of the following circumstances occurs: (a) Subtenant is in monetary default under this Sublease beyond any applicable notice or cure period; (b) Subtenant makes an assignment for the benefit of creditors; or (c) a receiver, liquidator or trustee is appointed for Subtenant or Subtenant is adjudicated a bankrupt or insolvent, or any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, is filed by or against, consented to, or acquiesced in by, Subtenant, or any proceeding for the dissolution or liquidation of Subtenant is instituted (and, if such appointment, adjudication, petition or proceeding was involuntary and not consented to by Subtenant, the same is not discharged, stayed or dismissed within [***]). Notwithstanding anything herein to the contrary, if a default by Subtenant occurs beyond applicable notice and cure period, there will be no further abatement of Base Rent pursuant to this Section unless and until such default is cured; provided, however, Subtenant acknowledges and agrees that nothing in this Section is intended to limit any other remedies available to Sublandlord at law or in equity under applicable law in the event Subtenant is in default under the Sublease.
3.3    Additional Rent. This is a “gross” sublease, and all Operating Costs and Taxes are included in Base Rent. Subtenant is responsible for the cost of electricity for lights and plugs and electricity for the supply of HVAC service to the Subleased Premises. If Subtenant shall procure any additional services from Master Landlord at Subtenant’s request, or if additional rent or other sums are incurred under the Master Lease due to any act or omission of Subtenant,

Subtenant shall be solely liable for such additional rent and Subtenant shall make such payment to Sublandlord or Master Landlord, as Sublandlord shall direct. As part of Sublandlord’s Work, the Subleased Premises shall be separately submetered or checkmetered for electrical service and Subtenant shall, at its sole cost, pay for the cost of such electricity service supplied to the Subleased Premises based on the submeters or check meters measuring such usage and at the electrical rates charged by the utility provider without markup by Sublandlord. Any other rent or other sums payable by Subtenant under this Section 3.3 shall constitute and be due as additional rent. Base Rent and additional rent, plus any sales, rent, and/or use tax due thereon, shall be referred to herein as “Rent”.
4.    Letter of Credit.
4.1    Subtenant Letter of Credit. By the date that is [***] following the full execution and delivery of the Master Landlord Consent, Subtenant shall deliver to Sublandlord, to secure the performance of all of Subtenant’s obligations hereunder, an unconditional, clean and irrevocable letter of credit (the “Subtenant Letter of Credit”) in the amount of $[***] (the “Subtenant Letter of Credit Amount”) meeting the requirements of this Section 4.1. Notwithstanding anything contained herein to the contrary, the Subtenant Letter of Credit shall authorize the issuer thereof to cancel the Subtenant Letter of Credit without the consent of or authorization of Sublandlord upon the issuer’s receipt of written certification from Subtenant and Master Landlord that the Master Lease has terminated and Subtenant has attorned to Master Landlord, and Master Landlord has recognized Subtenant, under the Recognition Agreement (the “SLC Termination Provision”). If the issuer of the Subtenant Letter of Credit will not permit the SLC Termination Provision in the Subtenant Letter of Credit, then Sublandlord agrees, in connection with the initial issuance of the Subtenant Letter of Credit, to provide and to execute the issuer’s reasonably required documentation to effectuate, a conditional assignment of the Subtenant Letter of Credit to the Master Landlord, which conditional assignment may be exercised by Master Landlord only when the Master Lease terminates and Master Landlord will be recognizing Subtenant under the Recognition Agreement. The Subtenant Letter of Credit shall be (i) substantially in form attached hereto as Exhibit J, (ii) name Sublandlord as beneficiary, (iii) issued by an FDIC-insured financial institution reasonably satisfactory to Sublandlord and which satisfies the Minimum Rating Requirement set forth in Section 17.15 of the Master Lease (which definition is hereby incorporated herein by reference) (the “Letter of Credit Issuer Requirements”), (iv) allow draws thereon by presentation of a sight draft in the Commonwealth of Massachusetts or by facsimile, (v) permit multiple and partial draws and (vi) transferrable without cost to Sublandlord. If Sublandlord receives written notice from the issuer of the Subtenant Letter of Credit that indicates that the Subtenant Letter of Credit will not be renewed beyond the current expiration date and Subtenant does not provide Sublandlord with a substitute Subtenant Letter of Credit complying with all of the requirements hereof at least [***] before the stated expiration date of any then current Subtenant Letter of Credit, and such failure is not cured within [***] following delivery of written notice from Sublandlord, then Sublandlord shall have the right to draw the full amount of the current Subtenant Letter of Credit and hold the funds drawn as a cash security deposit without obligation for interest thereon. The Subtenant Letter of Credit (or cash) shall be held by Sublandlord as security for the performance of Subtenant’s obligations under this Sublease. The Subtenant Letter of Credit is not an advance rental deposit or a measure of Sublandlord’s damages in case of Subtenant’s default. The Subtenant Letter of Credit shall be subject to the "International Standby Practices" (ISP 98) International Chamber of Commerce (Publication No. 590). Subtenant shall pay all expenses, points and/or fees incurred by Subtenant in obtaining the Subtenant Letter of Credit. Upon each occurrence of a default of Subtenant under this Sublease which is not cured within applicable notice and cure periods hereunder (provided, however, that if Sublandlord is prevented from delivering a notice of default to Subtenant or otherwise declaring a default by Subtenant because Subtenant has filed a voluntary petition, or an involuntary petition has been filed against Subtenant, under the Bankruptcy Code, then no such notice shall be required for an actual default to be in existence), Sublandlord may use all or any part of the Subtenant Letter of Credit to pay delinquent payments due under this Sublease, future rent damages established following a termination of this Sublease, and the cost of any damage, injury, expense or liability caused by such default, without prejudice to any other remedy provided herein or provided by law. If Subtenant fails to perform any provision of Subtenant under this Sublease which is not cured within applicable notice and cure periods hereunder (provided, however, that if Sublandlord is prevented from delivering a notice of default to Subtenant or otherwise declaring a default by Subtenant because Subtenant has filed a voluntary petition, or an involuntary petition has been filed against Subtenant, under the Bankruptcy Code, then no such notice shall be required for an actual default to be in existence), Sublandlord may (but shall not be required to) without notice to Subtenant draw upon all or any portion of the Subtenant Letter of Credit, and Sublandlord may then use, apply or retain all or any part of the proceeds (a) for the payment of any sum which Subtenant has failed to pay, (b) to reimburse Sublandlord for costs incurred by Sublandlord in connection with Subtenant’s failure to perform its obligations under this Sublease, (c) for the payment of any other amount which Sublandlord may spend or become obligated to spend by reason of Subtenant's failure to perform its obligations or to compensate Sublandlord for any loss or damage which Sublandlord may suffer as a result thereof. Sublandlord’s right to use the Subtenant Letter of Credit includes the right to use the Subtenant Letter of Credit to pay future rent damages but only following the termination of this Sublease for a default by Subtenant. Upon any use of all or any portion of the Subtenant Letter of Credit, Subtenant shall restore the Subtenant Letter of Credit within [***] after demand to the original amount. Subtenant hereby waives the provisions of any law, now or hereafter in force, which provide that Sublandlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of Rent, to repair damage caused by Subtenant or to clean the Premises, it being agreed that Sublandlord may, in addition, claim those sums reasonably necessary to compensate Sublandlord for any other loss or damage caused by a default of Subtenant under this Sublease or any officer, employee, agent or invitee of Subtenant. If Subtenant shall fully perform all of its obligations of this Sublease to be performed by Subtenant, the Subtenant Letter of Credit or any balance thereof (i.e., after deducting therefrom all amounts to which Sublandlord is entitled under the provisions of this Sublease), shall be returned to Subtenant (or, at Sublandlord’s option, to the last assignee of Subtenant’s interest hereunder) within [***] after the expiration of this Sublease. If Sublandlord transfers its interest in the Sublease, Sublandlord shall transfer any Subtenant Letter of Credit or balance thereof then held by Sublandlord to a person or entity assuming Sublandlord’s obligations hereunder. Upon a proper and valid transfer to such transferee or the return of the Subtenant Letter of Credit or balance thereof to Subtenant, Sublandlord shall have no further obligation with respect to the Subtenant Letter of Credit, and Subtenant’s right to the return of the Subtenant Letter of Credit shall apply solely against Sublandlord’s transferee. Should Sublandlord elect to draw upon the Subtenant Letter of Credit as permitted by this Section, Subtenant expressly waives any right it might otherwise have to prevent Sublandlord from drawing on the Subtenant Letter of Credit and agrees that an action for damages and not injunctive or other equitable relief shall be Subtenant’s sole remedy in the event Subtenant disputes Sublandlord’s claim to any such amounts. No condition or term of this Sublease shall be deemed to render the Subtenant Letter of Credit conditional and thereby justify the issuer of the Subtenant Letter of Credit in failing to honor a drawing upon such Subtenant

Letter of Credit in a timely manner. Subtenant acknowledges and agrees that Subtenant has no property interest whatsoever in the Subtenant Letter of Credit or the proceeds thereof. Neither any drawing under the Subtenant Letter of Credit (or proceeds thereof) nor any security deposit of Subtenant shall be deemed liquidated damages in the event of a default by Subtenant under this Sublease. Sublandlord shall be required to keep any proceeds from the Subtenant Letter of Credit in a bank account solely controlled by Sublandlord but which is separate from its general funds and Subtenant shall not be entitled to any interest thereon. Notwithstanding anything to the contrary herein, if at any time the Letter of Credit Issuer Requirements are not met, then Subtenant shall within [***] of written notice from Sublandlord deliver to Sublandlord a replacement Subtenant Letter of Credit which otherwise meets the requirements of this Sublease and the Letter of Credit Issuer Requirements. Notwithstanding anything in this Sublease to the contrary, Subtenant’s failure to replace the Subtenant Letter of Credit and satisfy the Letter of Credit Issuer Requirements within such [***] period shall constitute a material default for which there shall be no additional notice or grace or cure periods being applicable thereto. In addition and without limiting the generality of the foregoing, if the issuer of the Subtenant Letter of Credit held by Sublandlord is insolvent or is placed in receivership or conservatorship by the Federal Deposit Insurance Corporation, or any successor or similar entity, or if a trustee, receiver or liquidator is appointed for the issuer, then, effective as of the date of such occurrence, said Subtenant Letter of Credit shall be deemed to not meet the requirements of this Section, and Subtenant shall within [***] of written notice from Sublandlord deliver to Sublandlord a replacement Subtenant Letter of Credit which otherwise meets the requirements of this Section and that meets the Letter of Credit Issuer Requirements (and Subtenant’s failure to do so shall, notwithstanding anything in the Sublease to the contrary, constitute a material default for while there shall be no additional notice or grace or cure periods being applicable thereto other than the aforesaid [***] period). If the Master Lease is terminated in such manner that the Recognition Agreement becomes effective, then Sublandlord shall return the Subtenant Letter of Credit with written directive to the issuer to cancel the same within [***] after such termination.
4.2    Sublandlord Letter of Credit. As soon as reasonably practicable following the full execution and delivery of the Master Landlord Consent (but not later than [***] thereafter), Sublandlord shall deliver to Subtenant, to secure the payment and performance of Sublandlord’s rental obligations under the Master Lease, an unconditional, clean and irrevocable letter of credit (“Sublandlord Letter of Credit”) in the amount of $[***] (the “Sublandlord Letter of Credit Amount”) meeting the requirements of this Section 4.2. Within [***] following the full execution and delivery of the Master Landlord Consent, Sublandlord shall increase the Sublandlord Letter of Credit Amount to $[***], by an amendment to the existing Sublandlord Letter of Credit and $[***] shall become the “Sublandlord Letter of Credit Amount” required under this Section 4.2. Notwithstanding anything contained herein to the contrary, the Sublandlord Letter of Credit shall authorize the issuer thereof to cancel the Sublandlord Letter of Credit without the consent of or authorization of Subtenant upon the issuer’s receipt of written certification from Sublandlord that the Sublease has terminated and receipt of written certification from Master Landlord that Master Landlord has not recognized Subtenant under the Recognition Agreement. Notwithstanding anything contained herein to the contrary, provided Subtenant has not been entitled to draw upon the Letter of Credit under this Section 4.2 at any time prior to [***] (the “Conditional Review Date”), the Sublandlord Letter of Credit Amount shall be reduced, by way of automatic reduction to $[***] on the [***] following such Conditional Review Date. Unless fully drawn upon by Subtenant, the Sublandlord Letter of Credit shall automatically expire on June 30, 2028. The Sublandlord Letter of Credit shall be (i) substantially in form attached hereto as Exhibit K, (ii) name Subtenant as beneficiary, (iii) issued by an FDIC-insured financial institution reasonably satisfactory to Subtenant and which satisfies the same Letter of Credit Issuer Requirements set forth in Section 4.1 of this Sublease, (iv) allow draws thereon by presentation of a sight draft in the Commonwealth of Massachusetts or by facsimile, (v) permit multiple and partial draws, (vi) have a final expiration date not earlier than June 30, 2028, and (vi) be transferrable to an assignee or successor to Subtenant under the Sublease. If Sublandlord does not provide Subtenant with a substitute Sublandlord Letter of Credit complying with all of the requirements hereof at least [***] before the stated expiration date of any then current Sublandlord Letter of Credit, and such failure is not cured within [***] following delivery of written notice from Subtenant, then Subtenant shall have the right to draw the full amount of the current Sublandlord Letter of Credit and hold the funds drawn without obligation for interest thereon. The Sublandlord Letter of Credit (or cash) shall be held by Subtenant as security for the Master Lease Rent Deficiency Obligations (as hereinafter defined) under this Sublease. The Sublandlord Letter of Credit is not an advance rental deposit or a measure of Subtenant’s damages in case of Sublandlord’s default under the this Section 4.2. The Sublandlord Letter of Credit shall be subject to the "International Standby Practices" (ISP 98) International Chamber of Commerce (Publication No. 590). Sublandlord shall pay all expenses, points and/or fees incurred by Sublandlord in obtaining the Sublandlord Letter of Credit. Notwithstanding anything herein to the contrary, Subtenant shall be permitted to draw upon the Sublandlord Letter of Credit only if the Master Lease is terminated due to an uncured default of Sublandlord (that is not caused by an event of default by Subtenant under this Sublease) or is rejected by Sublandlord in any insolvency proceedings involving Sublandlord and thereafter Master Landlord requires Subtenant, pursuant to the Recognition Agreement, to pay rent to Master Landlord at the rates and in the amounts set forth in the Master Lease (a “Sublandlord LOC Draw Event”). The difference between the remaining rental amounts payable by Subtenant under this Sublease and the remaining rental obligations Subtenant will be obligated to pay under the Master Lease as of the first day that Master Landlord requires Subtenant, pursuant to the Recognition Agreement, to pay rent to Master Landlord at the rates and in the amounts set forth in the Master Lease (including all Additional Rent payable under the Master Lease for Operating Costs Payments, as defined in the Master Lease), is referred to herein as the “Master Lease Rent Deficiency Obligations”. Upon the occurrence of a Sublandlord LOC Draw Event, Subtenant may immediately and without notice or cure period applicable thereto draw upon all or any portion of the Sublandlord Letter of Credit and Subtenant shall then use, apply or retain all or any part of the proceeds of the Sublandlord Letter of Credit to pay the Master Lease Rent Deficiency Obligations to Master Landlord as and when they become due. If Sublandlord shall fully perform all of its rental obligations under the Master Lease, the Sublandlord Letter of Credit or any balance thereof (i.e., after deducting therefrom all amounts to which Subtenant is entitled under the provisions of this Sublease), shall be returned to Sublandlord (or, at Subtenant’s option, to the last assignee of Sublandlord’s interest hereunder) within [***] after the expiration of this Sublease. Subtenant agrees to pay to Sublandlord within [***] after the expiration of the Sublease the amount of any proceeds of the Sublandlord Letter of Credit received by Subtenant and not paid to Master Landlord for Master Lease Rent Deficiency Obligations pursuant to the Recognition Agreement. If Subtenant transfers its interest in the Sublease with any consents required under this Sublease or the Master Lease, Subtenant shall transfer any Sublandlord Letter of Credit or balance thereof then held by Subtenant to a person or entity assuming Subtenant’s obligations hereunder. Upon a proper and valid transfer to such transferee or the return of the Sublandlord Letter of Credit or balance thereof to Sublandlord, Subtenant shall have no further obligation with respect to the Sublandlord Letter of Credit, and Sublandlord’s right to the return of the Sublandlord Letter of Credit shall apply solely against Subtenant’s transferee. Should Subtenant be entitled to and elect to draw upon the Sublandlord

Letter of Credit as permitted by this Section, Sublandlord expressly waives any right it might otherwise have to prevent Subtenant from drawing on the Sublandlord Letter of Credit and agrees that an action for damages and not injunctive or other equitable relief shall be Subtenant’s sole remedy in the event Sublandlord disputes Subtenant’s claim to any such amounts. No condition or term of this Sublease shall be deemed to render the Sublandlord Letter of Credit conditional and thereby justify the issuer of the Sublandlord Letter of Credit in failing to honor a drawing upon such Sublandlord Letter of Credit in a timely manner. Sublandlord acknowledges and agrees that Sublandlord has no property interest whatsoever in the Sublandlord Letter of Credit or the proceeds thereof. Neither any drawing under the Sublandlord Letter of Credit (or proceeds thereof) shall be deemed liquidated damages in the event of a default by Sublandlord under the Master Lease. Subtenant shall be required to keep any proceeds from the Sublandlord Letter of Credit not promptly applied to the Master Lease Rent Deficiency Obligations in a bank account solely controlled by Subtenant but separate from its general funds for payment of future Master Lease Rent Deficiency Obligations and Sublandlord shall not be entitled to any interest thereon. Notwithstanding anything to the contrary herein, if at any time the Letter of Credit Issuer Requirements are not met, then Sublandlord shall within [***] of written notice from Subtenant deliver to Subtenant a replacement Sublandlord Letter of Credit which otherwise meets the requirements of this Sublease and the Letter of Credit Issuer Requirements. Notwithstanding anything in this Sublease to the contrary, Sublandlord’s failure to replace the Sublandlord Letter of Credit and satisfy the Letter of Credit Issuer Requirements within such [***] period shall constitute a material default for which there shall be no additional notice or grace or cure periods being applicable thereto. In addition and without limiting the generality of the foregoing, if the issuer of the Sublandlord Letter of Credit held by Subtenant is insolvent or is placed in receivership or conservatorship by the Federal Deposit Insurance Corporation, or any successor or similar entity, or if a trustee, receiver or liquidator is appointed for the issuer, then, effective as of the date of such occurrence, said Sublandlord Letter of Credit shall be deemed to not meet the requirements of this Section, and Sublandlord shall within [***] of written notice from Subtenant deliver to Subtenant a replacement Sublandlord Letter of Credit which otherwise meets the requirements of this Section and that meets the Letter of Credit Issuer Requirements (and Sublandlord’s failure to do so shall, notwithstanding anything in the Sublease to the contrary, constitute a material default for while there shall be no additional notice or grace or cure periods being applicable thereto other than the aforesaid [***] period). If Sublandlord fails to deliver the Sublandlord Letter of Credit or the subsequent amendment thereto within the time periods required under this Section 4.2, and Subtenant is not in default under this Sublease beyond applicable notice and cure periods, then (1) Subtenant shall be entitled to a credit against the Base Rent due under this Sublease equal to one day’s Base Rent for each day that Sublandlord misses either deadline under this Section 4.2 for delivering the original Letter of Credit or the subsequent amendment thereto, and (2) at any time thereafter, Subtenant may elect to terminate this Sublease by delivery of [***] prior written notice to Sublandlord delivered prior to the date the Sublandlord Letter of Credit or the subsequent amendment thereto are provided. If Subtenant terminates this Sublease pursuant to this Section 4.2, then Subtenant shall return the Sublandlord Letter of Credit to Sublandlord within [***] of such termination, and Sublandlord shall return the Subtenant Letter of Credit to Subtenant within [***] of such termination. Notwithstanding the foregoing, if the Sublease terminates due to a default of Subtenant hereunder, then Subtenant shall return the Sublandlord Letter of Credit to Sublandlord with written directive to the issuer to cancel the same within [***] after such termination.
5.    Condition and Use of the Subleased Premises; Surrender; Alterations.

5.1    Condition and Use of the Subleased Premises. Subtenant shall use the Subleased Premises only for the permitted use under the Master Lease and no other purpose or purposes. Except as set forth in this Section 5.1 and subject to Sublandlord’s delivery of possession of the Subleased Premises in the Delivery Condition, Subtenant acknowledges that Subtenant is leasing the Subleased Premises in its “as is” condition existing as of the Commencement Date, subject to Sublandlord’s Sublease Obligations and Sublandlord repairing any damage to the Subleased Premises caused by Sublandlord’s removal of its personal property from the Subleased Premises after the date of this Sublease. Except as set forth herein and in the Master Landlord Consent, Subtenant acknowledges that neither Sublandlord nor Master Landlord have made any representations or warranties as to the condition of the Subleased Premises or their present or future suitability for Subtenant’s purposes. Subject to Sublandlord’s obligations under this Sublease and the Master Lease and Master Landlord’s obligations under the Master Lease, Subtenant shall keep the interior, non-structural portions of the Subleased Premises in good working order, condition and repair in keeping with leased space in similarly-aged renovated historic office buildings located in the Fort Point Channel district of Boston, reasonable wear and tear and damage by casualty, as a result of condemnation, as a result of the failure of Master Landlord or Sublandlord to provide services required to be provided hereunder or under the Master Lease only excepted.
5.2    Surrender. Subtenant shall surrender the Subleased Premises at the end of the Sublease Term in the condition Subtenant was obligated to maintain the same under this Sublease, provided, however, Subtenant’s surrender obligation will be deemed waived in the event Subtenant and Master Landlord have entered into a direct lease for the Subleased Premises to commence immediately following the expiration or earlier termination of the term of the Master Lease and Master Landlord releases Sublandlord from such obligations. Sublandlord will request Master Landlord’s acknowledgement in the Master Landlord Consent that Subtenant will not be required to remove any leasehold improvements or other Alterations in the Premises as of the date of the Master Landlord Consent (including the internal staircase and Roof Equipment) at the end of the term of the Master Lease or at the end of the term of the Direct Lease (as defined in the Master Landlord Consent), as applicable, provided, however, Subtenant shall be responsible to remove any kitchen appliances and equipment in the ground floor kitchen (the “Kitchen Equipment”) and any Cables at the expiration or earlier termination of the Master Lease or the Direct Lease (as defined in the Master Landlord Consent), whichever is later.
5.3    Alterations. Subtenant shall not make any alterations, modifications, improvements or changes (“Alterations”) to the Subleased Premises without the express prior written consent of Sublandlord and Master Landlord, which consent may be withheld in Sublandlord’s reasonable discretion but will not be withheld if Master Landlord consents thereto and does not designate such Alterations as a Special Alteration requiring removal at the expiration of the term of the Master Lease. All such Alterations shall be performed subject to and upon the terms and conditions of the Master Lease. Sublandlord acknowledges that Subtenant intends to perform initial Alterations to the Subleased Premises to prepare the same for Subtenant’s occupancy. If Master Landlord requires removal or restoration of any of Subtenant’s Alterations, including any Permitted Alterations installed by or on behalf of Subtenant (as opposed to existing alterations and improvements in the Subleased Premises as of the Early Access Date of this Sublease) at the expiration or earlier termination of the term of the Master Lease, then prior to the termination of this Sublease, Subtenant shall remove any Alterations (including any Permitted Alterations) made by or for Subtenant (exclusive of Sublandlord’s Work). Should Subtenant fail to remove any such Alterations (including any

Permitted Alterations) or Cabling, Sublandlord shall have the right to do so, and charge Subtenant therefor, plus a service charge of [***] of the costs incurred by Sublandlord. The foregoing removal obligation of Subtenant shall not apply in the event that Subtenant and Master Landlord have entered into a direct lease for the Subleased Premises to commence immediately following the expiration or earlier termination of the term of the Master Lease and Master Landlord releases Sublandlord of any obligation to remove the Subtenant’s Alterations and Cabling.
6.    Insurance. With respect to the Tenant’s insurance under the Master Lease, the same is to be provided by Subtenant as described in the Master Lease, and such policies of insurance shall include as additional insureds Master Landlord, Sublandlord and any lender as required by Master Landlord. Sublandlord shall continue to maintain all insurance coverages required under the Master Lease with respect to the Master Premises and Sublandlord’s liability under the Master Lease. With respect to the waiver of subrogation contained in the Master Lease, such waiver shall be deemed to be modified to constitute an agreement by and among Master Landlord, Sublandlord and Subtenant (and the Master Landlord Consent shall be deemed to constitute its approval of this modification).
7.    Assignment and Subletting.
7.1    Consent Required. Subtenant shall not assign this Sublease or any interest therein nor shall Subtenant sublet, license, encumber or permit the Subleased Premises or any part thereof to be used or occupied by others, without Sublandlord’s and Master Landlord’s prior written consent. Sublandlord’s consent shall not be unreasonably withheld; provided, however, that Sublandlord’s withholding of consent shall in all events be deemed reasonable if for any reason Master Landlord’s consent is not obtained. The consent by Sublandlord and Master Landlord to any assignment or subletting shall not waive the need for Subtenant (and Subtenant’s assignee or subtenant) to obtain the consent of Sublandlord and Master Landlord to any different or further assignment or subletting. All rights, conditions and standards set forth in the Master Lease regarding assignments and subletting (including the transfers permitted without the consent of Master Landlord or Sublandlord in Section 7.7) shall apply and to the extent there is any excess rent received by Subtenant (i.e., rent paid by such assignee, sub-subtenant or other transferee in excess of Rent paid by Subtenant hereunder and after deduction of the expenses deductible therefrom under Section 7.6) such excess rent shall first be split per Section 7.6 of the Master Lease with Master Landlord and any portion of such excess rent remaining after payment to Master Landlord shall be [***]with Sublandlord to be paid to Sublandlord within [***] following receipt by Subtenant. Every assignment, agreement, or sublease shall recite that it is and shall be subject and subordinate to the provisions of this Sublease and that the termination of this Sublease shall, at Sublandlord’s sole election, constitute a termination of every such assignment or sublease. Notwithstanding the foregoing, if Subtenant leases the Retained Premises, Subtenant may, subject to the consent rights of Master Landlord set forth in the Master Lease, sublease the Retained Premises without Sublandlord’s consent and without any right of recapture by Sublandlord but upon at least [***] prior notice to Sublandlord and otherwise subject to the terms hereof.
7.2    No Release of Subtenant; Default. No subletting, transfer or assignment (with or without Sublandlord’s consent) shall release Subtenant of Subtenant’s obligation or alter the primary liability of Subtenant to pay the Rent and to perform all other obligations to be performed by Subtenant under this Sublease. The acceptance of Rent by Sublandlord from any other person shall not be deemed to be a waiver by Sublandlord of any provision hereof. In the event of default by any assignee, subtenant or any other successor of Subtenant, in the performance of any of the terms hereof, Sublandlord may proceed directly against Subtenant without the necessity of exhausting remedies against such assignee, subtenant or successor. An involuntary assignment shall constitute a default and Sublandlord shall have the right to elect to terminate this Sublease, in which case this Sublease shall not be treated as an asset of Subtenant.
7.3    Permitted Transfers. Subject to the prior consent of Master Landlord, Subtenant shall not be required to obtain the consent or approval of Sublandlord, if such assignment, sublease or transfer is to a Related Corporation or a Successor Entity of the Subtenant (each a “Subtenant Affiliate”) subject to and upon the same terms and conditions as set forth in Section 7.7 of the Master Lease.
8.    Default.
8.1    Default Described. The occurrence of any of the following shall constitute a default by Subtenant: (i) failure to pay Rent or any other amount when due, where such failure continues for [***] after written notice; (ii) all those items of default set forth in the Master Lease where the obligation is incorporated in this Sublease which remain uncured after the [***]; or (iii) Subtenant’s failure to perform timely and remain uncured after [***] written notice of the default (or such longer period if cure is not reasonably possible within such [***] period), any other material provision of this Sublease.
8.2    Sublandlord’s Remedies. Sublandlord shall have the remedies set forth in the Master Lease as if Sublandlord is Master Landlord. Sublandlord may continue this Sublease in full force and effect, and Sublandlord shall have the right to collect rent and other sums when due. The rights, privileges, elections, and remedies of Sublandlord in this Sublease, at law, and in equity are cumulative and not alternative.
8.3    All Sums Due and Payable as Rent. Subtenant shall also pay without notice, or where notice is required under this Sublease, immediately upon demand without any abatement, deduction, or setoff, as additional rent all sums, impositions, costs, expenses, and other payments which Subtenant in any of the provisions of this Sublease assumes or agrees to pay, and, in case of any nonpayment thereof, Sublandlord shall have all the rights and remedies provided for in this Sublease or by law in the case of nonpayment of rent.
8.4    No Waiver. Sublandlord may accept Subtenant’s payments without waiving any rights under the Sublease, including rights under a previously served notice of default. No payment by Subtenant or receipt by Sublandlord of a lesser amount than any installment of rent due or other sums shall be deemed as other than a payment on account of the amount due, nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and Sublandlord may accept such check or payment without prejudice of Sublandlord’s right to recover the balance of such Rent or other sum or pursue any other remedy provided in this Sublease, at law or in equity. No waiver of any provision of this Sublease shall be implied by any failure of Sublandlord or Subtenant to enforce any remedy for the violation of that provision, even if that violation continues or is repeated. Any waiver by Sublandlord or Subtenant of any provision of this Sublease must be in writing. Such waiver shall affect only the provisions specified and only for the time and in the manner stated in the writing. No delay or omission in the exercise of any right or remedy by Sublandlord or Subtenant shall impair such right or remedy or be construed as a waiver thereof. If Sublandlord accepts payments after serving a notice of default, Sublandlord may nevertheless commence and pursue an action to enforce rights and remedies under the previously served notice of default without giving Subtenant any further notice or demand. Furthermore, Sublandlord’s acceptance of Rent from Subtenant when the Subtenant is holding over without express written consent does not convert Subtenant’s tenancy from a tenancy at sufferance to a month-to-month tenancy. No delay or omission in the exercise of any right or remedy by Sublandlord or Subtenant shall impair such right or remedy or be construed as a waiver thereof. No act or conduct of Sublandlord, including, without limitation the acceptance of keys to the Subleased Premises shall constitute acceptance or the surrender of the Subleased Premises by Subtenant before the Expiration Date. Sublandlord’s consent to or approval of any act by Subtenant which requires Sublandlord’s consent or approval shall not be deemed to waive or render unnecessary Sublandlord’s consent to or approval of any subsequent act by Subtenant.
8.5    Sublandlord Default. For purposes of this Sublease, Sublandlord shall not be deemed in default hereunder unless and until Subtenant shall first deliver to Sublandlord [***]’ prior written notice, and Sublandlord shall fail to cure said default within said [***] period, or in the event Sublandlord shall reasonably require in excess of thirty [***] to cure said default, shall fail to commence said cure within said [***] period, and thereafter diligently prosecute the same to completion (but in no event to exceed [***]). In the event of a Sublandlord default beyond any notice and cure period under this Sublease or the Master Lease (which is not caused by a default of Subtenant hereunder), Subtenant shall have the same self-help rights under Section 14.2 of the Master Lease with respect to the Sublandlord’s obligations, subject to and in accordance with Section 14.2 of the Master Lease. In the event that Master Landlord is in default under the Master Lease beyond any applicable notice and cure period and Sublandlord has the right to, but fails to, exercise its self-help rights under Section 14.2 of the Master Lease, and such failure continues for [***] after written demand from Subtenant, then Subtenant shall have the right to exercise Sublandlord’s self-help rights under Section 14.2 of the Master Lease with respect to the applicable Master Landlord obligation and if Sublandlord or Master Landlord fails to timely reimburse Subtenant for its costs incurred in exercising its rights under Section 14.2 of the Master Lease, Subtenant shall have the right to offset its costs against the Rent payable under this Sublease subject to and in accordance with Section 14.2 of the Master Lease, only to the extent Sublandlord has the right to offset such costs against Rent payable under the Master Lease.
8.6    Consents. Notwithstanding any provision in this Sublease to the contrary, Sublandlord acknowledges and agrees that (i) in any case under this Sublease that requires the consent or approval of Master Landlord, Sublandlord agrees to submit the matter to be so consented to, or approved of, to Master Landlord within [***] after receipt by Subtenant and to use reasonable efforts, at no additional cost to Sublandlord, to obtain Master Landlord’s consent or approval to or thereof pursuant to the terms of the Master Lease, and (ii) if the consent or approval of any matter is not required of Master Landlord under the Master Lease, no such consent or approval of Sublandlord shall be required hereunder, unless pursuant to the express terms of this Sublease, Sublandlord’s consent or approval is required.
9.    Master Landlord Consent and Recognition. The Master Lease requires that Sublandlord obtain the consent of Master Landlord to any subletting by Sublandlord. This Sublease shall not be effective unless and until Master Landlord signs (1) a consent (the “Master Landlord Consent”) to this subletting reasonably satisfactory to Sublandlord and Subtenant which includes the “Recognition Agreement” (defined below), (2) the SNDA in Section 1.4(d) of this Sublease is executed by Master Landlord’s current lender and delivered to Sublandlord and Subtenant (the “SNDA”) and (3) the Master Landlord Consent includes a recognition agreement from Master Landlord running in favor of Subtenant (the “Recognition Agreement”) in the event of an early termination of the Master Lease due to a default by Sublandlord through no fault or default of Subtenant. If Master Landlord’s current lender does not execute and deliver the SNDA within five [***] following the Effective Date, Sublandlord or Subtenant shall have the right to terminate this Sublease upon delivery of written notice to the other party prior to Master Landlord’s lender executing and delivering the SNDA. Either Sublandlord or Subtenant may deem the Master Landlord Consent unsatisfactory if (i) it does not contain Master Landlord’s acknowledgement that Subtenant will not be required to remove any leasehold improvements or other Alterations in the Premises as of the date of the Master Landlord Consent (including the internal staircase and Roof Equipment) at the end of the term of the Master Lease or at the end of the term of the Direct Lease (as defined in the Master Landlord Consent), as applicable, provided, however, Subtenant shall be responsible to remove any Kitchen Equipment and any Cables at the expiration or earlier termination of the Master Lease or the Direct Lease (as defined in the Master Landlord Consent), whichever is later, or (ii) it does not contain Master Landlord’s agreement to the transfer of all of the signage rights in Section 10.5 of this Sublease. If either party terminates this Sublease pursuant to this Section 9, then to the extent received, Subtenant shall return the Sublandlord Letter of Credit to Sublandlord within [***] of such termination, and to the extent received, Sublandlord shall return the Subtenant Letter of Credit to Subtenant within [***] of such termination.
If Master Landlord does not execute and deliver the Master Landlord Consent within [***] following the Effective Date, Sublandlord or Subtenant shall have the right to terminate this Sublease upon delivery of written notice to the other party prior to Master Landlord issuing the Master Landlord Consent; provided, however, that the Recognition Agreement shall not be a condition precedent to this Sublease and Subtenant agrees that it will sign the Master Landlord Consent even though it does not include a Recognition Agreement. In addition, during the Term, Sublandlord shall request Master Landlord to provide an appropriate Recognition Agreement from present or future mortgage holders or holders of other superior interests, if any. Subtenant shall be solely responsible for all costs relating to obtaining any Recognition Agreement. If agreed by Master Landlord, such forms shall be attached as an exhibit to the Master Landlord Consent.
10.    Miscellaneous.
10.1    Conflict with Master Lease; Interpretation. In the event of any conflict between the provisions of the Master Lease and this Sublease, this Sublease shall govern and control as between Sublandlord and Subtenant. No presumption shall apply in the interpretation or construction of this Sublease as a result of Sublandlord having drafted the whole or any part hereof.
10.2    Waiver of Redemption; Waiver of Damages. Subtenant hereby expressly waives any and all rights of redemption to which it may be entitled by or under any present or future laws in the event Sublandlord shall obtain a judgment for possession of the Subleased Premises. In no event shall Sublandlord be liable for, and Subtenant hereby waives any claim for, any indirect, consequential or punitive damages, including loss of profits or business opportunity, arising under or in connection with this Sublease. Subtenant shall not be liable for, any indirect, consequential or punitive damages, including loss of profits or business opportunity, arising under or in connection with this Sublease, except for (i) any holding over by Subtenant or any party claiming by or through Subtenant, or (ii) any use, storage or release of Hazardous Materials on, in or under the Building by Subtenant or its agents, employees, contractors or invitees.
10.3    Damage and Destruction; Condemnation. In the event of any damage, destruction, casualty, condemnation or threat of condemnation affecting the Subleased Premises, Rent payable hereunder shall be abated but only to the extent that Rent is abated under the Master Lease with respect to the Subleased Premises. Subtenant shall have no right to terminate this Sublease in connection with any damage, destruction, casualty, condemnation or threat of condemnation except to the extent the Master Lease is also terminated as to the Subleased Premises or any portion thereof. Notwithstanding the foregoing, if the Subleased Premises shall be damaged by fire or casualty or taken by condemnation under circumstances which, under the Master Lease, entitles Sublandlord to terminate the Master Lease, Subtenant may give written notice to Sublandlord at least [***] prior to the date under Article XII or Article XIII, as applicable, of the Master Lease by which Sublandlord must notify Master Landlord of Sublandlord’s intention to exercise its termination right, requesting that Sublandlord exercise such termination right. If, after receipt of Subtenant’s request, Sublandlord exercises its right to terminate the Master Lease pursuant and consistent with the provisions of Article XII or Article XIII, as applicable, of the Master Lease, this Sublease shall automatically terminate on the date the Master Lease so terminates. If, after receipt of Subtenant’s request, Sublandlord does not exercise its right under Article XII or Article XIII, as applicable to terminate the Master Lease, this Sublease shall nevertheless terminate [***] after Sublandlord’s receipt of Subtenant’s request. In addition to and without limitation of the foregoing right of Subtenant, in the event that more than [***] of the Subleased Premises is materially damaged, destroyed or rendered inaccessible by fire or other casualty so as to render such affected area untenantable, then Subtenant may elect, as its sole and exclusive remedy, to terminate this Sublease by notice to Sublandlord sent not later than [***] following receipt by Subtenant of the Master Landlord’s restoration statement.
10.4    Holding Over. Subtenant shall have no right to holdover. If Subtenant does not surrender and vacate the Subleased Premises at the expiration or sooner termination of this Sublease, Subtenant shall be a tenant at sufferance and the reasonable rental value shall be Rent at the greater of (i) the monthly rate of [***] of the monthly Rent set forth in Section 3 (without taking into account any rent abatement then in effect), and (ii) all rent due under the Master Lease, and if the definition of Rent does not include additional rent or operating expenses and property taxes, then with any additional rent, operating expenses and property taxes due and payable during such holdover period of time; provided that if such holdover continues beyond the term of the Master Lease then Rent shall equal any and all rent due to Master Landlord from Sublandlord under the holdover provisions of the Master Lease during such holdover period of time. In connection with the foregoing, Sublandlord and Subtenant agree that the reasonable rental value of the Premises following the Expiration Date of the Sublease shall be the amounts set forth above per month. Sublandlord and Subtenant acknowledge and agree that, under the circumstances existing as of the Effective Date, it is impracticable and/or extremely difficult to ascertain the reasonable rental value of the Subleased Premises on the Expiration Date and that the reasonable rental value established herein is a reasonable estimate of the damage that Sublandlord would suffer as the result of the failure of Subtenant to timely surrender possession of the Subleased Premises. Notwithstanding the foregoing, and in addition to all other rights and remedies on the part of Sublandlord if Subtenant fails to surrender the Subleased Premises upon the termination or expiration of this Sublease, in addition to any other liabilities to Sublandlord accruing therefrom, Subtenant shall indemnify, defend and hold Sublandlord harmless from all Claims resulting from such failure, including, without limitation, any Claims by Master Landlord and/or any third parties based on such failure to surrender, provided, however, in no event shall Subtenant be liable for any indirect, consequential or special damages (including loss of business, loss of profit and similar damages) to Subtenant other than any such damages accruing to the Master Landlord under the Master Lease on account of Subtenant’s holding over in the Subleased Premises. Notwithstanding the foregoing, if Subtenant agrees with Master Landlord in writing to directly lease the Subleased Premises for a term commencing immediately following the Expiration Date, then this Section 10.4 shall no longer be applicable and Subtenant will not be required to vacate and surrender possession of the Subleased Premises on the Expiration Date.
10.5    Signage. Sublandlord shall attempt to obtain, in the Master Landlord Consent, the approval of Master Landlord to the replacement of all signs of Sublandlord on and in the Building and the assignment of all of Sublandlord’s signage rights and signage approvals in Section 5.6 of the Master Lease to Subtenant, except as set forth below. Subject to Subtenant first obtaining any necessary governmental permits and approvals and Master Landlord’s approval of Subtenant’s signage renderings, Subtenant shall have the right to install signs with Subtenant’s logo and branding on the Building and in the main lobby and elevator lobbies of the Building. Provided that this Sublease is in full force and effect, during the Term, Sublandlord assigns all of Sublandlord’s rights and approvals for signage in Section 5.6 of the Master Lease to Subtenant, except as set forth below. Sublandlord shall remove all of Sublandlord’s signage and branding in the Subleased Premises by not later than the Early Access Date and shall remove Sublandlord’s exterior signage within [***] following written direction from Subtenant to remove the same. All of Subtenant’s signs shall be at Subtenant’s sole cost and shall comply with the terms of the Master Lease and with all applicable laws, regulations, codes and ordinances at all times during the Sublease Term. Subtenant, at Subtenant’s cost, shall remove all such signs and graphics installed by Subtenant or any Subtenant Parties prior to the termination of this Sublease and repair any damage caused by such removal. Notwithstanding the foregoing, Sublandlord may install (i) one (1) plaque sign identifying Sublandlord at the 5th Floor Entrance of a size not larger or more prominent than Sublandlord’s existing plaque sign on the Building that Sublandlord is required to remove under this Section 10.5, provided and on the express condition that Master Landlord consents in writing and the installation of such plaque sign does not reduce the number or size of the signage assigned to and permitted to be used by Subtenant under the Master Lease (i.e. such plaque sign would have to be in addition to the signage currently permitted under the Master Lease and that is being assigned to Subtenant) and (ii) signage within the Retained Premises. Sublandlord has the right to transfer its plaque signage rights set forth in this Section 10.5 to any assignee of Sublandlord or other subtenant of the Retained Premises.
10.6    Due Authority. Each of Sublandlord and Subtenant represents and warrants that each of its signatories hereto has the authority to bind such party, such party has been and is qualified to do business in the State in which the Subleased Premises are located, that the applicable corporation or entity has full right and authority to enter into this Sublease, and that all persons signing on behalf of such party were authorized to do so by appropriate corporate or similar actions.

10.7    Offer; Multiple Counterparts. Preparation of this Sublease by either Sublandlord or Subtenant or either party’s agent and submission of same to Sublandlord or Subtenant shall not be deemed an offer to Sublease. This Sublease is not intended to be binding until executed and delivered by all parties hereto. This Sublease may be executed by electronic signature including DocuSign or “pdf” and in counterparts, each of which shall be deemed an original, but such counterparts, when taken together, shall constitute one agreement, and copies of this Sublease executed and delivered by means of electronic or pdf signatures shall have the same force and effect as copies hereof executed and delivered with original signatures.
10.8    Brokers. Sublandlord and Subtenant represent and warrant to each other that each has dealt with CBRE, Inc. (“Sublandlord’s Broker”) and CBRE, Inc. (“Subtenant’s Broker” and, together with Sublandlord’s Broker, the “Brokers”) and with no other broker, agent, finder, or other such person with respect to this Sublease, and each agrees to indemnify and hold the other harmless from any Claims asserted against the other by any broker, agent, finder, or other such person other than the Brokers. Sublandlord shall pay a commission, if any, to the Brokers pursuant to a separate written agreement. If Sublandlord fails to pay a commission due to Subtenant's Broker by the day immediately following the expiration of the Base Rent Abatement Period, Subtenant's Broker may send written notice to Sublandlord and Subtenant of such failure, and if Sublandlord fails to pay such amount within [***] after said notice, Subtenant may pay such amount to Subtenant’s Broker and offset such amount against Rent.
10.9    Attorney’s Fees. In the event any action or proceeding at law or in equity or any arbitration proceeding be instituted by either party, for an alleged breach of any obligation of a party under this Sublease, to recover rent, to terminate the tenancy of Subtenant at the Subleased Premises, or to enforce, protect, or establish any right or remedy of a party to this Sublease, the prevailing party (by judgment or settlement) in such action or proceeding shall be entitled to recover as part of such action or proceeding such reasonable attorneys’ fees, expert witness fees, and court costs as may be fixed by the court or jury, but this provision shall not apply to any cross-complaint filed by anyone other than Sublandlord in such action or proceeding.
10.10    Sublandlord’s Costs. In any case where Subtenant requests permission from Sublandlord or Master Landlord to assign, sublet, make alterations, or receive any other consent or obtain any waiver from or modification to the terms of this Sublease, Subtenant shall pay to Master Landlord any reasonable fees and costs charged by Master Landlord and to Sublandlord a reasonable administrative charge and reasonable attorney’s fees incurred in reviewing such request, which administrative charge will not exceed [***] in any one case.
10.11    Furniture. On the Commencement Date, Sublandlord shall convey, and Subtenant shall purchase, title to the furniture, fixtures and equipment listed on Exhibit C attached hereto and associated cabling, if any (the “FF&E”) to Subtenant for $1.00 in accordance with a bill of sale in the form of Exhibit D attached hereto delivered by Sublandlord to Subtenant. Subtenant accepts the FF&E in its “as is” condition and Sublandlord makes no warranty as to the condition of the FF&E or its present or future suitability for Subtenant’s purposes. Subtenant shall be responsible for all costs associated with the maintenance, cleaning and repair of the FF&E and responsible to remove the FF&E from the Subleased Premises at the expiration or sooner termination of the Sublease.
10.12    Notices. Any notice, demand, request, consent, approval, submittal or communication that either party desires or is required to give to the other party or any other person shall be in writing and either served personally or sent by prepaid, first-class certified mail or commercial overnight delivery service. Such notice shall be effective on the date of actual receipt (in the case of personal service or commercial overnight delivery service) or two days after deposit in the United States mail, to the following addresses (or such other address of Sublandlord as Sublandlord may provide):
To Sublandlord:    GoTo Group, Inc.
333 Summer Street
Boston, MA 02210
Attn: [***]
Email: [***]
With a copy to:
GoTo Group, Inc.
333 Summer Street
Boston, MA 02210
Attn: [***]
Email: [***]
To Subtenant:    At the Subleased Premises, Attention: General Counsel
    With a copy to:
    Goodwin Procter LLP
    100 Northern Avenue
    Boston, MA 02210
    Attn: [***]

When this Sublease requires service of a notice, that notice shall replace rather than supplement any equivalent or similar statutory notice. When a statute requires service of a notice in a particular manner, service of that notice (or a similar notice required by this Sublease) shall replace and satisfy the statutory service-of-notice procedures.
10.13    Subtenant Public Disclosure. Notwithstanding anything in this Sublease or the Master Lease to the contrary, Subtenant may disclose this Sublease in any publicly required filings that Subtenant is obligated to file under applicable securities or other laws. Sublandlord shall not make any press release or public statement regarding this Sublease without Subtenant’s prior written consent and Subtenant may issue a press release regarding this Sublease in form customary for press releases of lease transactions in the Boston market.
10.14    Exhibits and Attachments. All exhibits and attachments to this Sublease are a part hereof.
11.    Right of First Offer. Sublandlord shall not sublease, license or permit occupancy of the Retained Premises to or by any third party (other than Subtenant or an affiliate of Sublandlord) prior to the date that is [***] months following the Commencement Date (“Hold Period”) of this Sublease. Provided that (i) this Sublease is in full force and effect and has not been terminated,

(ii) Subtenant is not in default under this Sublease beyond applicable notice and cure periods and, and (iii) Subtenant, at the time of the Sublandlord Notice, is in occupancy of all or substantially all of the Subleased Premises, then during the Sublease Term from and after the last day of the Hold Period, Subtenant shall have the right of first offer to sublease from Sublandlord the Retained Premises (which sublease shall be consented to by Master Landlord in the Master Landlord Consent) upon all of the same terms and conditions of this Sublease applicable to the Subleased Premises and the Base Rent for the Retained Premises shall be payable at the same rate in effect for the Subleased Premises as of the commencement date of the term for the Retained Premises and subject to the same increases as the initial Subleased Premises; provided, however, the rent commencement date for the Retained Premises will be [***] after delivery of the Retained Premises to Subtenant. At Subtenant’s option, Sublandlord shall be required to remove the glass finished enclosure for the internal staircase and the demising walls installed as part of the Sublandlord’s Work and restore the affected areas to their condition prior to the installation of such enclosure and demising walls. Provided the conditions above are satisfied, then prior to Sublandlord entering into a sublease, license or other occupancy agreement for the Retained Premises with an unaffiliated third party, Sublandlord shall promptly provide written notice thereof to Subtenant (“Sublandlord Notice”). Subtenant shall have [***] after Sublandlord has given the Sublandlord Notice in which to provide Sublandlord with written notice (an “Election Notice”) of its election to exercise its right to sublease the Retained Premises. If Subtenant does not give Sublandlord timely written notice of its election to sublease the Retained Premises, Sublandlord shall thereafter be free to sublease such Retained Premises to a third party on any terms and conditions that Sublandlord shall elect, with no further obligation to Subtenant. If Subtenant timely and properly delivers an Election Notice, the parties shall enter into a final and binding amendment to this Sublease within [***] following the date Sublandlord delivers to Subtenant a first (1st) draft of the proposed amendment to this Sublease, but the failure to execute such amendment shall not affect Subtenant’s election to sublease the Retained Premises. The rights set forth in this Section 11 are personal to the original Subtenant named herein (and to any assignees pursuant to a transfer permitted without consent under Section 7.7 of the Master Lease), and shall not be assignable or transferable to any assignee or transferee of Subtenant (other than assignees pursuant to a transfer permitted without consent under Section 7.7 of the Master Lease), or any sublessee of all or any portion of the Subleased Premises, whether voluntarily or involuntarily or whether by operation of law or otherwise. If Subtenant subleases or assigns or otherwise transfers any interest under the Sublease (other than pursuant to transfers permitted without Master Landlord consent under the Master Lease) prior to the exercise of its rights in this Section to any other party, such rights shall lapse. For the avoidance of doubt, Sublandlord may not deliver a Sublandlord Notice to Subtenant prior to the day following the expiration of the Hold Period. For purposes of this Section 11, the Retained Premises shall include Sublandlord’s proportionate share of the Shared Space (i.e., 35 rentable square feet).
[Separate signature page to follow.]

IN WITNESS WHEREOF, Sublandlord and Subtenant have executed and delivered this Sublease on the Effective Date.

SUBLANDLORD:	SUBTENANT:
GOTO GROUP, INC., a Delaware corporation	TOAST, INC., a Delaware corporation
By: /s/ Richard Veldran	By: /s/ Brian Elworthy
Name: Richard Veldran	Name: Brian Elworthy
Its: CFO	Its: General Counsel

Signature Page to Sublease

Exhibit A-1

Subleased Premises

[***]

Exhibit A-2

[***]

Exhibit B

Master Lease

[Intentionally Omitted]

Exhibit C
[***]

Exhibit D
FORM OF
BILL OF SALE
[***]

EXHIBIT E
Draft Depiction of Glass Enclosure for Fifth Floor
[***]

EXHIBIT F
Janitorial Specifications
[***]

EXHIBIT G
List of Competitors
[***]

EXHIBIT H
Locations of Server Room Demising

[***]

EXHIBIT I
HVAC Specifications
[***]
.

EXHIBIT J
Form of Subtenant Letter of Credit
[***]

EXHIBIT K
Form of Sublandlord Letter of Credit
[***]